LAUDUS INSTITUTIONAL TRUST
(the “Trust”)

Laudus Mondrian Funds
Laudus Mondrian Institutional International Equity Fund
Laudus Mondrian Institutional Emerging Markets Fund
(each a “Fund” and, together, the “Funds”)

Supplement dated July 19, 2011 to the
Prospectus dated July 29, 2010
and the Summary Prospectus for each Fund dated May 26, 2011

On July 12, 2011, Mondrian Investment Partners Limited (“Mondrian”), the subadviser to each Fund, announced that the existing employee partnership, which had previously owned 73% of Mondrian, purchased the remaining 27% interest of the company held by private equity funds sponsored by Hellman & Friedman LLC (the “Transaction”). The Transaction results in Mondrian becoming a 100% employee owned company and will not result in material changes in the day-to-day management and operations of the Funds or increases in investment subadvisory fees. Under the Investment Company Act of 1940 (the “1940 Act”), the Transaction was deemed to result in a “change of control” of Mondrian and the automatic termination of the existing investment subadvisory agreement (“Previous Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”), the Funds’ investment adviser, and Mondrian.

In anticipation of the Transaction, the Board of Trustees has approved an interim investment subadvisory agreement (“Interim Agreement”) between CSIM and Mondrian under which Mondrian will continue to serve as the Funds’ subadviser until a new investment subadvisory agreement (“New Agreement”) is approved by Fund shareholders. The Interim Agreement is substantially identical to the Previous Agreement (with the exception of effective and termination dates and certain items required by the 1940 Act).

The Transaction is not expected to result in changes in the management of Mondrian or the Funds, in the Funds’ investment objectives or fees, or in the services provided to the Funds. The New Agreement, also substantially identical to the Previous Agreement, will be submitted for shareholder approval in the next few weeks. More detailed information about these events, the New Agreement and the required shareholder approvals will be provided in a proxy statement to be mailed to shareholders of the Funds eligible to vote on the matter in the next few weeks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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